As filed with the Securities and Exchange Commission on July 6, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman High Yield Strategies Fund Inc.

Semi-Annual Report

April 30, 2016

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS/PER SHARE DATA	35

Distribution Reinvestment Plan	37

Directory	40

Proxy Voting Policies and Procedures	41

Quarterly Portfolio Schedule	41

Privacy Notice	Located after the Fund’s Report

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund Inc. for the six months ended April 30, 2016. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

Neuberger Berman High Yield Strategies Fund Inc. Portfolio Commentary

Neuberger Berman High Yield Strategies Fund Inc. generated a 2.81% total return on a net asset value (NAV) basis for the six months ended April 30, 2016 and outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 2.27% return for the period. (Fund performance on a market price basis is provided in the table immediately following this letter.) The Fund’s use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to its performance during the reporting period.

Investor sentiment fluctuated during the reporting period given mixed global economic data, uncertainty regarding future U.S. Federal Reserve (Fed) monetary policy and several geopolitical issues. In a well-telegraphed move, the Fed raised interest rates in December 2015—the first such occurrence in nearly a decade. After a very weak start, the high yield debt market rallied sharply and generated a positive return during the period. The turnaround was partially driven by rising commodity prices and strong investor demand. Within the benchmark, securities rated CCC and lower (relatively low ratings) and securities rated BB (a higher rating) returned 1.59% and 3.13%, respectively.1

From a sector perspective, security selection within support/services, metals/mining and utilities, as well as an underweight to energy, contributed the most to performance. In contrast, security selection within energy, media/ broadcast, and telecommunications detracted the most from performance.

In terms of the Fund’s quality bias, security selection within B-rated securities was generally positive for performance. This was more than offset by the negative impact from the Fund’s security selection within CCC-rated and BB-rated securities. Elsewhere, an overweight allocation to BBB-rated and higher-rated issues contributed to results.

We made several adjustments to the portfolio during the reporting period. We increased the Fund’s allocation to BBB-rated bonds, further increasing our out-of-benchmark exposure. We reduced our allocation to CCC-rated bonds, moving to roughly a 1.5% underweight versus the benchmark. From a sector perspective, we slightly increased the Fund’s allocation to higher quality metals/mining, utilities and gas distribution securities.

The Fund’s use of derivatives, specifically interest rate swaps, detracted from performance during the reporting period.

We continue to be of the view that current valuations, excluding commodity-related sectors, are compensating investors for default risk. While growth in the U.S. moderated during the first quarter of 2016, we believe the domestic economy will continue to expand as the year progresses, albeit at a moderate pace. In our view, inflation should remain relatively benign and the Fed will likely take a very measured approach in terms of normalizing monetary policy. We believe commodity-related sectors are likely to drive the majority of the increase in U.S. high yield bond default rates in 2016-2017. Aside from these stressed sectors, we believe defaults in 2016-2017 will be well below historical averages should credit fundamentals remain reasonable.

Sincerely,

Thomas P. O’Reilly, Russ Covode, Daniel Doyle And Patrick Flynn
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

[1]
 The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated BB1/BB+ through BB3/BB and CCC+/Caa1 or lower, based on an average of Moody’s, S&P and Fitch, as calculated by BofA Merrill Lynch.

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.2%
One to less than Five Years	30.6
Five to less than Ten Years	60.8
Ten Years or Greater	8.4
Total	100.0%

* Derivatives and/or Short-Term Investments, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
		Six Month	Average Annual Total Return
	Inception	Period Ended	Ended 04/30/2016
	Date	04/30/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	2.81%	-3.54%	5.91%	8.96%	9.51%
At Market Price[3]	07/28/2003	6.36%	-4.81%	2.67%	8.09%	7.96%
Index
BofA Merrill Lynch
U.S. High Yield
Master II
Constrained Index[4]		2.27%	-1.30%	5.21%	7.23%	7.68%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived certain expenses during certain of the periods shown. Please see the Notes to Financial Highlights for additional information regarding fee waivers.

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2	Returns based on the NAV of the Fund.

3	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:
The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) 4/30/16

PRINCIPAL AMOUNT		VALUE†

Bank Loan Obligationsµ (11.8%)

Aerospace & Defense (0.4%)
$ 188,086	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	$186,910
710,175	Transdigm Inc., Term Loan E1, 3.50%, due 5/16/22	702,057
		888,967

Air Transport (0.1%)
365,000	American Airlines Inc., First Lien Term Loan B1, 3.50%, due 10/10/21	362,584

All Telecom (0.3%)
208,405	Syniverse Technologies, First Lien Term Loan, 4.00%, due 4/23/19	166,724	¢^^
165,000	Syniverse Technologies, First Lien Term Loan, 4.00%, due 4/23/19	132,000
467,516	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	467,263
		765,987

Business Equipment & Services (1.4%)
188,090	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	186,328
2,110,000	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	1,983,400
150,000	Equinix Inc., First Lien Term Loan B, 4.00%, due 1/6/23	150,375
1,100,116	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	1,091,315
		3,411,418

Cable & Satellite Television (0.5%)
1,115,000	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	1,119,382

Conglomerates (0.2%)
492,902	Spectrum Brands, Inc., First Lien Term Loan, 3.50%, due 6/23/22	494,381

Containers & Glass Products (0.3%)
190,000	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	190,059
543,613	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	544,395
		734,454

Cosmetics - Toiletries (0.1%)
300,634	Prestige Brands, Inc., First Lien Term Loan B3, 3.52%, due 9/3/21	301,200

Electronics - Electrical (1.4%)
1,923,000	Avago Technologies, First Lien Term Loan B1, 4.25%, due 2/1/23	1,923,346
273,625	CommScope, First Lien Term Loan B1, 3.83%, due 12/29/22	273,967
1,117,200	NXP Funding, First Lien Term Loan B1, 3.75%, due 12/7/20	1,119,993
		3,317,306

Financial Intermediaries (1.2%)
1,095,000	First Data Corporation, First Lien Term Loan B, 4.19%, due 7/8/22	1,095,274
430,000	MGM Growth Properties, First Lien Term Loan B, 4.00%, due 4/1/23	432,240
1,501,913	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	1,315,585
		2,843,099

Food Products (0.1%)
300,000	NBTY, Inc., First Lien Term Loan B, 5.00%, due 4/14/23	300,813

See Notes to Schedule of Investments	6

Schedule of Investments High Yield Strategies Fund Inc.

(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Food Service (0.1%)
$ 290,462	Manitowoc Foodservice, First Lien Term Loan B, 5.75%, due 3/3/23	$293,549

Health Care (0.3%)
190,560	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	185,081
29,792	Pharmaceutical Product Development, Inc., First Lien Term Loan B, due 8/18/22	29,724	¢^^
265,255	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	264,648
329,175	Team Health, Inc., First Lien Term Loan B, 4.50%, due 11/23/22	331,232
		810,685

Leisure Goods - Activities - Movies (0.4%)
1,043,827	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	1,048,608

Lodging & Casinos (2.7%)
1,040,000	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	972,400	Ñ
1,759,000	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	1,746,916
310,000	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	311,023
3,014,965	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	2,994,855
357,300	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	356,407
172,668	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	172,938
		6,554,539

Radio & Television (0.2%)
308,446	Sinclair Broadcasting, First Lien Term Loan B1, 3.50%, due 7/30/21	307,546
93,994	Univision Communications Inc., First Lien Term Loan, 4.00%, due 3/1/20	93,720
94,002	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	93,850
		495,116

Retailers (except food & drug) (0.7%)
308,821	JC Penney Co., First Lien Term Loan, 6.00%, due 5/22/18	309,302
214,452	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	204,064
1,113,750	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	1,109,997
		1,623,363

Steel (0.9%)
2,274,822	FMG Resources, First Lien Term Loan, 4.25%, due 6/30/19	2,140,539	¢^^

Utilities (0.5%)
208,947	Calpine Corp., First Lien Term Loan B5, 3.50%, due 5/27/22	207,604
583,538	Calpine Corp., First Lien Term Loan B6, 4.00%, due 1/15/23	583,176
308,414	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	307,128
		1,097,908
Total Bank Loan Obligations (Cost $28,499,738)		28,603,898

Corporate Debt Securities (134.8%)

Advertising (2.2%)
1,485,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	1,376,417
495,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	480,150
1,150,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,155,750
175,000	Lamar Media Corp., Guaranteed Notes, 5.75%, due 2/1/26	185,062	ñ
2,100,000	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	2,142,000	ñ
		5,339,379

See Notes to Schedule of Investments	7

Schedule of Investments High Yield Strategies Fund Inc.

(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Aerospace & Defense (0.4%)
$ 715,000	Bombardier, Inc., Senior Unsecured Notes, 6.00%, due 10/15/22	$608,108	ñ
180,000	TransDigm, Inc., Guaranteed Notes, 7.50%, due 7/15/21	188,190
180,000	TransDigm, Inc., Guaranteed Notes, 6.00%, due 7/15/22	182,196
		978,494

Auto Parts & Equipment (0.7%)
320,000	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	337,000
1,360,000	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	1,414,400	ñ
		1,751,400

Banking (5.0%)
270,000	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	275,738
1,125,000	Ally Financial, Inc., Senior Unsecured Notes, 3.60%, due 5/21/18	1,130,625
2,915,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	3,304,881	ØØ
1,018,000	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	1,226,690
3,655,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	3,730,384
1,830,000	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	1,928,363	ñ
525,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 8/15/22	549,938
		12,146,619

Beverage (0.6%)
1,065,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, due 5/1/23	1,112,925
345,000	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	365,700
		1,478,625

Building & Construction (3.2%)
490,000	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 1/15/21	579,734
570,000	CalAtlantic Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	587,214
1,775,000	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	1,943,625
1,970,000	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	1,999,550
180,000	Meritage Homes Corp., Guaranteed Notes, 6.00%, due 6/1/25	183,600
480,000	Pulte Homes, Inc., Guaranteed Notes, 6.00%, due 2/15/35	465,600
210,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, due 3/1/21	213,675
1,085,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes,	1,082,287	ñ
	5.25%, due 4/15/21
305,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes,	297,375	ñ
	5.63%, due 3/1/24
195,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.00%, due 12/31/18	201,825
130,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.38%, due 4/15/23	130,000
		7,684,485

Building Materials (2.3%)
250,000	Allegion PLC, Guaranteed Notes, 5.88%, due 9/15/23	265,000
1,325,000	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	1,391,250	ñ
435,000	HD Supply, Inc., Guaranteed Notes, 5.75%, due 4/15/24	456,206	ñ
545,000	Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	611,081
400,000	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	411,200
1,990,000	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	2,233,775	a
320,000	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	338,800	ñ
		5,707,312

See Notes to Schedule of Investments	8

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Cable & Satellite Television (10.5%)
$ 2,000,000	Altice Luxembourg SA, Guaranteed Notes, 7.75%, due 5/15/22	$1,995,000	ñ
235,000	Altice Luxembourg SA, Guaranteed Notes, 7.63%, due 2/15/25	227,069	ñ
1,080,000	Altice US Finance I Corp., Senior Secured Notes, 5.50%, due 5/15/26	1,090,800	ñ
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 6.63%, due 1/31/22	531,250
705,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.25%, due 9/30/22	727,912
215,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.13%, due 5/1/23	219,300	ñ
590,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.38%, due 5/1/25	604,013	ñ
30,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.50%, due 5/1/26	30,600	ñ
2,060,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.88%, due 5/1/27	2,111,500	ñ
310,000	CCOH Safari LLC, Senior Unsecured Notes, 5.75%, due 2/15/26	320,075	ñ
1,202,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes,	1,233,552	ñ
	6.38%, due 9/15/20
1,389,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes,	1,309,132	ñ
	5.13%, due 12/15/21
615,000	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	665,737
1,145,000	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	1,179,590
2,135,000	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	2,004,231
1,960,000	Neptune Finco Corp., Senior Unsecured Notes, 10.88%, due 10/15/25	2,180,500	ñ
345,000	Numericable-SFR SA, Senior Secured Notes, 4.88%, due 5/15/19	357,869	ñ
2,410,000	Numericable-SFR SA, Senior Secured Notes, 6.00%, due 5/15/22	2,413,133	ñ
510,000	Numericable-SFR SA, Senior Secured Notes, 6.25%, due 5/15/24	493,425	ñ
1,165,000	Numericable-SFR SA, Senior Secured Notes, 7.38%, due 5/1/26	1,182,475	ñ
255,000	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes,	256,275	ñ
	5.00%, due 1/15/25
355,000	UPCB Finance IV Ltd., Senior Secured Notes, 5.38%, due 1/15/25	361,213	ñ
1,340,000	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	1,366,800	ñ
616,500	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	644,243	ñ
530,000	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.50%, due 8/15/26	533,975	ñ
1,360,000	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes,	1,363,400
	10.25%, due 7/15/19
		25,403,069

Chemicals (1.8%)
305,000	Huntsman Int’l LLC, Guaranteed Notes, 4.88%, due 11/15/20	307,287
775,000	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	78	‡Ñ
775,000	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, due 10/24/21	592,875
1,100,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	1,078,000	ñ
2,190,000	PQ Corp., Secured Notes, 8.75%, due 11/1/18	2,280,337	ñ
		4,258,577

Consumer - Commercial Lease Financing (5.9%)
1,790,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes,	1,790,000
	2.75%, due 5/15/17
1,150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes,	1,187,375
	4.50%, due 5/15/21
705,000	Aircastle Ltd., Senior Unsecured Notes, 6.25%, due 12/1/19	773,737
740,000	Aircastle Ltd., Senior Unsecured Notes, 5.13%, due 3/15/21	782,550
340,000	Aircastle Ltd., Senior Unsecured Notes, 5.50%, due 2/15/22	361,675
430,000	Aircastle Ltd., Senior Unsecured Notes, 5.00%, due 4/1/23	437,809
1,910,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	2,058,025
295,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	320,075
1,340,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	1,621,400
155,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	170,113
631,000	Navient Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	565,060
345,000	Navient Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	341,550

See Notes to Schedule of Investments	9

Schedule of Investments High Yield Strategies Fund Inc.

(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

$3,215,000	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	$3,079,970	ØØ
885,000	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	845,175
		14,334,514

Department Stores (0.1%)
205,000	Neiman Marcus Group Ltd. LLC, Guaranteed Notes, 8.00%, due 10/15/21	178,350	ñ

Discount Stores (0.5%)
1,135,000	Dollar Tree, Inc., Guaranteed Notes, 5.75%, due 3/1/23	1,210,194	ñ

Electric - Generation (3.5%)
655,000	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	691,844	ñ
1,390,000	Calpine Corp., Senior Unsecured Notes, 5.38%, due 1/15/23	1,402,162
475,000	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	480,938
390,000	Dynegy, Inc., Guaranteed Notes, 5.88%, due 6/1/23	352,950
300,000	Dynegy, Inc., Guaranteed Notes, 7.63%, due 11/1/24	293,250
230,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	238,050
2,600,000	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	2,702,960
1,715,000	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	1,681,249
580,000	NRG Energy, Inc., Guaranteed Notes, 6.63%, due 3/15/23	569,850
		8,413,253

Electric - Integrated (1.5%)
2,120,000	RJS Power Holdings LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	1,971,600	ñ
1,405,000	Talen Energy Supply LLC, Senior Unsecured Notes, 4.60%, due 12/15/21	1,095,900
585,000	Talen Energy Supply LLC, Senior Unsecured Notes, 6.50%, due 6/1/25	519,234
		3,586,734

Electronics (2.1%)
1,130,000	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	1,076,325
220,000	Flextronics Int’l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	229,651
865,000	Flextronics Int’l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	888,788
1,575,000	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	1,669,500	ñ
270,000	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, due 8/1/23	218,163	ñ
270,000	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, due 1/15/24	216,675	ñ
420,000	Sensata Technologies UK Financing Co. PLC, Guaranteed Notes, 6.25%, due 2/15/26	444,150	ñ
390,000	Zebra Technologies Corp., Senior Unsecured Notes, 7.25%, due 10/15/22	422,214
		5,165,466

Energy - Exploration & Production (9.8%)
355,000	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	343,463
1,040,000	Antero Resources Corp., Guaranteed Notes, 5.13%, due 12/1/22	998,400
970,000	Antero Resources Corp., Guaranteed Notes, 5.63%, due 6/1/23	940,900
400,000	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	342,000
290,000	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	177,625
290,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 11/15/20	176,900
710,000	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	420,675
1,055,000	Chesapeake Energy Corp., Guaranteed Notes, 5.38%, due 6/15/21	601,350
262,000	Chesapeake Energy Corp., Secured Notes, 8.00%, due 12/15/22	178,160	ñ
595,000	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	333,200
1,545,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	1,552,725
920,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, due 4/15/23	821,680
590,000	Continental Resources, Inc., Guaranteed Notes, 3.80%, due 6/1/24	502,975

See Notes to Schedule of Investments	10

Schedule of Investments High Yield Strategies Fund Inc.

(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

$775,000	Encana Corp., Senior Unsecured Notes, 3.90%, due 11/15/21	$709,125
1,240,000	Encana Corp., Senior Unsecured Notes, 6.50%, due 8/15/34	1,143,218
430,000	Encana Corp., Senior Unsecured Notes, 6.63%, due 8/15/37	391,300
500,000	Encana Corp., Senior Unsecured Notes, 6.50%, due 2/1/38	447,500
1,701,000	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	1,108,848
2,125,000	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 6.38%, due 6/15/23	1,184,687
1,430,000	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	1,453,237
195,000	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	198,108
960,000	Newfield Exploration Co., Senior Unsecured Notes, 5.38%, due 1/1/26	950,400
830,000	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	759,450
900,000	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	803,250
1,105,000	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	1,031,794
2,610,000	Range Resources Corp., Guaranteed Notes, 5.00%, due 3/15/23	2,407,725
685,000	Range Resources Corp., Guaranteed Notes, 4.88%, due 5/15/25	634,481
295,000	SM Energy Co., Senior Unsecured Notes, 6.50%, due 11/15/21	274,350
195,000	SM Energy Co., Senior Unsecured Notes, 6.13%, due 11/15/22	176,475
155,000	SM Energy Co., Senior Unsecured Notes, 6.50%, due 1/1/23	141,825
430,000	SM Energy Co., Senior Unsecured Notes, 5.00%, due 1/15/24	359,050
1,055,000	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	925,762
115,000	Whiting Petroleum Corp., Guaranteed Notes, 5.75%, due 3/15/21	95,738
1,440,000	Whiting Petroleum Corp., Guaranteed Notes, 6.25%, due 4/1/23	1,198,800
		23,785,176

Food & Drug Retailers (1.1%)
750,000	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	795,150
570,000	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	601,350
1,285,000	Rite Aid Corp., Guaranteed Notes, 6.13%, due 4/1/23	1,375,753	ñ
		2,772,253

Food - Wholesale (1.3%)
2,265,000	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	2,325,872	ñ
530,000	Post Holdings, Inc., Guaranteed Notes, 7.75%, due 3/15/24	576,375	ñ
330,000	Post Holdings, Inc., Guaranteed Notes, 8.00%, due 7/15/25	365,062	ñ
		3,267,309

Food Service (0.2%)
540,000	Manitowoc Foodservice, Inc., Senior Unsecured Notes, 9.50%, due 2/15/24	596,700	ñ

Gaming (6.9%)
520,000	Boyd Gaming Corp., Guaranteed Notes, 6.38%, due 4/1/26	531,700	ñ
1,710,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	1,804,050	ØØ
485,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	505,006
1,705,000	Int’l Game Technology PLC, Senior Secured Notes, 6.50%, due 2/15/25	1,722,050	ñ
740,000	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	777,925
1,225,000	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	1,272,469
700,000	MGM Resorts Int’l, Guaranteed Notes, 8.63%, due 2/1/19	796,250
425,000	MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., Senior Unsecured Notes, 5.63%,	442,266	ñ
	due 5/1/24
597,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	598,493	ñ
2,930,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	3,065,512
955,000	Scientific Games Int’l, Inc., Guaranteed Notes, 6.25%, due 9/1/20	613,587
890,000	Scientific Games Int’l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	562,925
3,970,000	Scientific Games Int’l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	3,281,205
860,000	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	911,280
		16,884,718

See Notes to Schedule of Investments	11

Schedule of Investments High Yield Strategies Fund Inc.

(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Gas Distribution (10.2%)
$317,000	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	$334,831
605,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes,	573,238
	6.00%, due 12/15/20
1,280,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes,	1,168,000	ñ
	6.25%, due 4/1/23
240,000	DCP Midstream LLC, Senior Unsecured Notes, 5.35%, due 3/15/20	228,000	ñ
300,000	DCP Midstream LLC, Senior Unsecured Notes, 4.75%, due 9/30/21	273,000	ñ
270,000	DCP Midstream LLC, Senior Unsecured Notes, 8.13%, due 8/16/30	259,875
450,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17	435,375
570,000	DCP Midstream Operating L.P., Guaranteed Notes, 5.60%, due 4/1/44	458,850
960,000	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	967,200
1,140,000	Energy Transfer Equity L.P., Senior Secured Notes, 5.88%, due 1/15/24	1,065,900
265,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.20%, due 2/1/22	265,789
70,000	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.50%, due 5/1/21	66,675
1,935,000	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	1,852,762
1,888,000	MPLX L.P., Guaranteed Notes, 4.50%, due 7/15/23	1,832,144	ñ
1,305,000	MPLX L.P., Guaranteed Notes, 4.88%, due 12/1/24	1,271,324	ñ
110,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%,	112,396
	due 3/1/22
95,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.00%,	93,177
	due 10/1/22
610,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%,	576,437
	due 4/15/23
305,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	311,100	ñ
745,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	739,413	ñ
495,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 7.50%, due 7/15/38	443,025	ñ
895,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.88%, due 4/15/40	787,600	ñ
850,000	Rose Rock Midstream L.P./Rose Rock Finance Corp., Guaranteed Notes, 5.63%, due 11/15/23	663,000
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	173,906
1,080,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	1,055,700
965,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	933,637
3,400,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	3,315,000
427,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes,	439,810
	7.38%, due 8/1/21
210,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes,	206,850
	5.75%, due 3/1/25
765,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes,	742,050
	4.13%, due 11/15/19
345,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes,	331,200
	5.25%, due 5/1/23
300,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes,	276,564
	4.25%, due 11/15/23
600,000	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	612,000
1,000,000	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	1,025,000
900,000	Williams Partners L.P./ACMP Finance Corp., Senior Unsecured Notes, 6.13%, due 7/15/22	894,965
		24,785,793

Health Facilities (8.9%)
580,000	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	595,225
605,000	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	606,761
1,500,000	Columbia Healthcare Corp., Guaranteed Notes, 7.50%, due 12/15/23	1,582,500
610,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	620,809
1,075,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	1,075,000
545,000	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	570,887
125,000	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	136,563
210,000	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	215,250

See Notes to Schedule of Investments	12

Schedule of Investments High Yield Strategies Fund Inc.

(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

$315,000	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	$326,025
490,000	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	501,025
1,500,000	HCA, Inc., Guaranteed Notes, 7.69%, due 6/15/25	1,605,000
755,000	HCA, Inc., Senior Secured Notes, 5.25%, due 6/15/26	784,256
1,160,000	HCA, Inc., Guaranteed Unsecured Notes, 7.05%, due 12/1/27	1,183,200
2,750,000	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	2,626,250
520,000	LifePoint Health, Inc., Guaranteed Notes, 5.88%, due 12/1/23	542,100
540,000	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 6.38%, due 3/1/24	575,100
1,630,000	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	1,646,300
1,000,000	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	1,040,222
735,000	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	742,350
870,000	Team Health, Inc., Guaranteed Notes, 7.25%, due 12/15/23	923,831	ñ
910,000	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	973,700
625,000	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	662,500
1,240,000	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	1,286,500
450,000	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	369,000
380,000	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	389,500	ñ
		21,579,854

Health Services (0.7%)
435,000	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	440,438	ñ
1,290,000	Service Corp. Int’l, Senior Unsecured Notes, 5.38%, due 5/15/24	1,373,050
		1,813,488

Hotels (0.2%)
515,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%,	536,398
	due 10/15/21

Investments & Misc. Financial Services (0.7%)
2,685,000	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	1,778,813

Machinery (1.5%)
2,235,000	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	2,380,275
245,000	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	245,122
1,105,000	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	1,093,950
		3,719,347

Media - Diversified (0.3%)
585,000	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	609,863

Media Content (3.8%)
1,829,000	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	1,925,023	ñ
452,000	iHeartCommunications, Inc., Senior Unsecured Notes, 6.88%, due 6/15/18	266,680
1,272,000	iHeartCommunications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	906,300
1,665,000	iHeartCommunications, Inc., Senior Unsecured Notes, 7.25%, due 10/15/27	732,600
410,000	Netflix, Inc., Senior Unsecured Notes, 5.50%, due 2/15/22	428,450
515,000	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	524,656	ñ
860,000	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	892,250	ñ
235,000	TEGNA, Inc., Guaranteed Notes, 7.13%, due 9/1/18	238,819
480,000	TEGNA, Inc., Guaranteed Notes, 5.13%, due 10/15/19	496,800
865,000	TEGNA, Inc., Guaranteed Notes, 5.13%, due 7/15/20	900,681
165,000	TEGNA, Inc., Guaranteed Notes, 4.88%, due 9/15/21	168,300	ñ
1,680,000	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	1,694,700	ñ
		9,175,259

See Notes to Schedule of Investments	13

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Medical Products (2.6%)
$2,285,000	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	$1,999,375	ñ
240,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 6.50%, due 9/15/18	263,688	ñ
485,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	528,044	ñ
1,480,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	1,531,800	ñ
590,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	649,000	ñ
850,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	881,875	ñ
495,000	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	518,512	ñ
		6,372,294

Metals - Mining Excluding Steel (3.5%)
435,000	Alcoa, Inc., Senior Unsecured Notes, 5.13%, due 10/1/24	423,581
470,000	Anglo American Capital PLC, Guaranteed Notes, 4.45%, due 9/27/20	444,150	ñ
110,000	Anglo American Capital PLC, Guaranteed Notes, 4.13%, due 4/15/21	101,302	ñ
380,000	Anglo American Capital PLC, Guaranteed Notes, 4.13%, due 9/27/22	343,900	ñ
945,000	Freeport-McMoRan, Inc., Guaranteed Notes, 3.10%, due 3/15/20	848,138
890,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.00%, due 11/14/21	787,650
450,000	Freeport-McMoRan, Inc., Guaranteed Notes, 3.55%, due 3/1/22	375,750
1,130,000	Freeport-McMoRan, Inc., Guaranteed Notes, 3.88%, due 3/15/23	943,550
710,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	597,288
1,330,000	Freeport-McMoRan, Inc., Guaranteed Notes, 5.40%, due 11/14/34	1,017,450
495,000	Teck Resources Ltd., Guaranteed Notes, 4.75%, due 1/15/22	410,850
200,000	Teck Resources Ltd., Guaranteed Notes, 3.75%, due 2/1/23	154,000
1,845,000	Teck Resources Ltd., Guaranteed Notes, 6.00%, due 8/15/40	1,351,462
795,000	Teck Resources Ltd., Guaranteed Notes, 6.25%, due 7/15/41	587,100
		8,386,171

Packaging (3.0%)
520,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., Guaranteed Notes,	520,000	ñ
	7.25%, due 5/15/24
610,000	Ball Corp., Guaranteed Notes, 4.38%, due 12/15/20	634,400
1,220,000	Berry Plastics Corp., Secured Notes, 5.13%, due 7/15/23	1,232,200
30,000	BWAY Holding Co., Senior Unsecured Notes, 9.13%, due 8/15/21	28,725	ñ
635,000	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.00%, due 1/15/22	654,050	ñ
730,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	743,688
1,089,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	1,125,754
535,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	555,731
905,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	940,069
830,000	Sealed Air Corp., Senior Unsecured Notes, 5.50%, due 9/15/25	880,837	ñ
		7,315,454

Personal & Household Products (1.4%)
440,000	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	459,437
1,135,000	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/24/22	1,186,075
500,000	NBTY, Inc., Guaranteed Notes, 9.00%, due 10/1/18	511,045
1,025,000	NBTY, Inc., Senior Unsecured Notes, 7.63%, due 5/15/21	1,048,062	ñØ
210,000	Prestige Brands, Inc., Guaranteed Notes, 6.38%, due 3/1/24	220,500	ñ
		3,425,119

Pharmaceuticals (5.9%)
2,715,000	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.88%, due 1/15/23	2,599,612	ñ
845,000	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 7/15/23	821,763	ñ
265,000	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 2/1/25	253,075	ñ
900,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Guaranteed Notes,	935,100	ñ
	6.38%, due 8/1/23

See Notes to Schedule of Investments	14

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

$360,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	$343,800	ñ
360,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.63%, due 10/15/23	336,600	ñ
1,135,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	1,021,500	ñ
515,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 6.75%, due 8/15/18	497,619	ñ
250,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 5.38%, due 3/15/20	221,406	ñ
240,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 5.63%, due 12/1/21	203,400	ñ
1,335,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 5.50%, due 3/1/23	1,134,750	ñ
4,795,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 5.88%, due 5/15/23	4,030,797	ñ
695,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 6.13%, due 4/15/25	576,850	ñ
1,460,000	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	1,323,125	ñ
		14,299,397

Printing & Publishing (3.4%)
2,610,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	2,773,125
1,950,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	2,013,375
950,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	983,250
715,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	698,912
605,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	565,675
1,235,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	1,111,500
		8,145,837

Real Estate Investment Trusts (0.3%)
660,000	ESH Hospitality, Inc., Guaranteed Notes, 5.25%, due 5/1/25	650,925	ñ

Recreation & Travel (1.1%)
535,000	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Guaranteed Notes,	557,748
	5.25%, due 3/15/21
715,000	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	734,662	ñ
55,000	NCL Corp. Ltd., Senior Unsecured Notes, 4.63%, due 11/15/20	55,894	ñ
550,000	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 5.25%, due 11/15/22	589,188
600,000	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	621,000	ñ
		2,558,492

Restaurants (0.2%)
500,000	1011778 BC ULC/New Red Finance, Inc., Senior Secured Notes, 4.63%, due 1/15/22	512,500	ñ

Software - Services (3.5%)
915,000	First Data Corp., Guaranteed Notes, 7.00%, due 12/1/23	940,163	ñ
425,000	First Data Corp., Senior Secured Notes, 5.00%, due 1/15/24	429,250	ñ
1,587,000	Infor Software Parent LLC/Infor Software Parent, Inc., Guaranteed Notes, 7.13% Cash/7.88%	1,337,047	ñc
	PIK, due 5/1/21
2,085,000	Infor US, Inc., Guaranteed Notes, 6.50%, due 5/15/22	1,924,476
815,000	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	851,675	ñ
1,065,000	MSCI, Inc., Guaranteed Notes, 5.75%, due 8/15/25	1,135,556	ñ
1,070,000	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	1,094,075	ñ
1,765,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	873,675
		8,585,917

Specialty Retail (2.2%)
2,200,000	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	2,249,500	ñ
1,580,000	L Brands, Inc., Senior Unsecured Notes, 5.63%, due 10/15/23	1,741,950
595,000	QVC, Inc., Senior Secured Notes, 5.13%, due 7/2/22	629,075
685,000	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	610,860
		5,231,385

See Notes to Schedule of Investments	15

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Steel Producers - Products (1.2%)
$3,150,000	ArcelorMittal, Senior Unsecured Notes, 8.00%, due 10/15/39	$2,929,500	[a]

Support - Services (5.3%)
1,765,000	Acosta, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	1,641,450	ñ
260,000	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	262,600
800,000	ADT Corp., Senior Unsecured Notes, 4.88%, due 7/15/42	598,000
1,125,000	AECOM, Guaranteed Notes, 5.88%, due 10/15/24	1,181,250
1,190,000	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	1,115,625
1,555,000	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	1,582,212
1,758,000	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	1,837,110
315,000	Iron Mountain, Inc., Guaranteed Notes, 6.00%, due 8/15/23	333,900
1,946,000	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	1,999,515
743,000	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	774,578
750,000	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	780,000
880,000	United Rental N.A., Inc., Guaranteed Notes, 5.75%, due 11/15/24	892,100
		12,998,340

Technology Hardware & Equipment (0.9%)
650,000	CommScope Technologies Finance LLC, Senior Unsecured Notes, 6.00%, due 6/15/25	663,000	ñ
455,000	Riverbed Technology, Inc., Guaranteed Notes, 8.88%, due 3/1/23	457,275	ñ
1,205,000	Western Digital Corp., Guaranteed Notes, 10.50%, due 4/1/24	1,171,863	ñ
		2,292,138

Telecom - Satellite (1.1%)
729,000	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	802,812
1,030,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	650,831
2,290,000	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	767,150
1,340,000	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	438,850
		2,659,643

Telecom - Wireless (7.1%)
561,000	Crown Castle Int’l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	608,685
360,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	372,600
455,000	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	469,788
2,625,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	1,949,062
510,000	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	411,825
2,540,000	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	1,981,200
2,095,000	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	1,571,250
275,000	Sprint Nextel Corp., Senior Unsecured Notes, 7.00%, due 8/15/20	228,250
2,675,000	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	1,967,489
970,000	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	1,000,312
795,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	837,731
425,000	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	447,049
605,000	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	637,658
1,585,000	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	1,664,250
2,465,000	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	2,354,075	ñ
875,000	Wind Acquisition Finance SA, Secured Notes, 7.38%, due 4/23/21	776,563	ñ
		17,277,787

Telecom - Wireline Integrated & Services (5.4%)
485,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	477,725
1,630,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	1,385,500

See Notes to Schedule of Investments	16

Schedule of Investments High Yield Strategies Fund Inc.

(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

$2,514,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	$2,158,898
1,460,000	Communications Sales & Leasing, Inc./CSL Capital LLC, Guaranteed Notes, 8.25%,	1,383,350
	due 10/15/23
1,365,000	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	1,365,000
595,000	Equinix, Inc., Senior Unsecured Notes, 5.88%, due 1/15/26	629,581
265,000	Frontier Communications Corp., Senior Unsecured Notes, 6.25%, due 9/15/21	246,450
235,000	Frontier Communications Corp., Senior Unsecured Notes, 10.50%, due 9/15/22	242,344	ñ
270,000	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 1/15/23	238,950
610,000	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	541,497
430,000	Frontier Communications Corp., Senior Unsecured Notes, 11.00%, due 9/15/25	434,300	ñ
430,000	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 1/15/24	438,600	ñ
540,000	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 5/1/25	549,450
965,000	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 6.00%, due 9/30/34	952,938
586,000	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	578,350
1,690,000	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	1,385,800
		13,008,733

Theaters & Entertainment (0.8%)
785,000	AMC Entertainment, Inc., Guaranteed Notes, 5.75%, due 6/15/25	804,625
1,047,000	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	1,090,189
		1,894,814
Total Corporate Debt Securities (Cost $331,777,462)		327,485,888

NUMBER OF SHARES

Short-Term Investments (4.6%)
11,258,595	State Street Institutional Liquid Reserves Fund Premier Class 0.46% (Cost $11,258,595)	11,258,595	[d]ØØ
Total Investments (151.2%) (Cost $371,535,795)		367,348,381	##
Liabilities, less cash, receivables and other assets [(36.8%)]		(89,315,998)[e]
Liquidation Value of Mandatory Redeemable Preferred Shares [(14.4%)]		(35,000,000)
Total Net Assets Applicable to Common Stockholders (100.0%)		$243,032,383

See Notes to Schedule of Investments	17

Schedule of Investments High Yield Strategies Fund Inc.(Unaudited) (cont’d)

Derivative Instruments

Interest rate swap contracts (“interest rate swaps”):

At April 30, 2016, the Fund had outstanding centrally cleared interest rate swaps as follows:

		Portfolio
		Pays/Receives
Clearinghouse	Notional Amount	Floating Rate	Floating Rate Index	Annual Fixed-rate	Termination Date	Total Fair Value(1)
CME Group, Inc.	$25,000,000	Pay	3-month LIBOR	1.371%	May 14, 2018	$(357,922)
CME Group, Inc.	$20,000,000	Receive	3-month LIBOR	1.292%	April 17, 2019	(161,674)
						$(519,596)

(1)	Total Fair Value reflects the appreciation (depreciation) of the interest rate swaps plus accrued interest as of April 30, 2016.

For the six months ended April 30, 2016, the average notional value of interest rate swaps was $59,285,714.

At April 30, 2016, the Fund did not have any outstanding over-the-counter interest rate swaps.

At April 30, 2016, the Fund had deposited $662,152 in a segregated account to cover margin requirements for interest rate swaps.

See Notes to Schedule of Investments	18

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC(1) (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swap contracts (“interest rate swaps”) is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

(1)	Please note, as explained further in Note E to the Financial Statements, effective January 1, 2016, Neuberger Berman Management LLC transferred its rights and obligations to Management.
See Notes to Financial Statements	19

Notes to Schedule of Investments (cont’d)

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of April 30, 2016:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations
Business Equipment & Services	$—	$3,261,043	$150,375	$3,411,418
Health Care	—	479,453	331,232	810,685
Lodging & Casinos	—	5,582,139	972,400	6,554,539
Other Bank Loan Obligations^	—	17,827,256	—	17,827,256
Total Bank Loan Obligations	—	27,149,891	1,454,007	28,603,898
Corporate Debt Securities^	—	327,485,888	—	327,485,888
Short-Term Investments	—	11,258,595	—	11,258,595
Total Investments	$—	$365,894,374	$1,454,007	$367,348,381

^        The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements	20

Notes to Schedule of Investments (cont’d)

§	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change in
										unrealized
										appreciation/
										(depreciation)
				Change						from
	Beginning	Accrued		in unrealized			Transfers	Transfers		investments
	balance, as	discounts/	Realized	appreciation/			into	out of	Balance as	still held as of
	of 11/1/15	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	of 4/30/16	4/30/16
Investments in
Securities
Bank Loan
Obligations
Business
Equipment
& Services	$ —	$ 14	$ —	$ 731	$ 149,630	$ —	$ —	$ —	$ 150,375	$ 731
Health Care	—	44	6	3,922	328,085	(825)	—	—	331,232	3,922
Lodging &
Casinos	—	3,014	—	2,182	967,204	—	—	—	972,400	2,182
Corporate Debt
Securities
Chemicals	63	—	—	—	—	—	—	(63)	—	—
Total	$63	$3,072	$ 6	$6,835	$1,444,919	$(825)	$ —	$(63)	$1,454,007	$6,835

These securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose inputs used in formulating such quotations.

As of the six months ended April 30, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, approximately $63 was transferred from Level 3 to Level 2. Transfers of corporate debt securities into or out of Level 3 were primarily due to the pricing methodology previously being based on a single broker quote (Level 3) by the independent pricing service. As of the period ended April 30, 2016, the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level, of inputs used to value the Fund’s derivatives as of April 30, 2016:

Liability Valuation Inputs

	Level 1	Level 2	Level 3	Total
Centrally cleared interest rate swaps	$—	$(519,596)	$—	$(519,596)
Total	$—	$(519,596)	$—	$(519,596)

##	As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,451,231
Aggregate gross unrealized depreciation	(14,745,107)
Net unrealized depreciation	$(4,293,876)
Federal income tax cost of investments	$371,642,257

ñ
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 4/30/2016, these securities amounted to approximately $105,163,282, or 43.3% of net assets applicable to common stockholders for the Fund. Securities denoted with “ñ” but without “Ñ” have been deemed by the investment manager to be liquid.

See Notes to Financial Statements	21

Notes to Schedule of Investments (cont’d)

Ñ	Illiquid security.

ØØ
All or a portion of this security is reserved and/or pledged with the custodian for interest rate swaps, when-issued securities and/or delayed delivery purchase commitments with a total value of approximately $19,447,497.

Ø	When issued security. Total value of all such securities at 4/30/2016 amounted to $1,048,062, which represents approximately 0.4% of net assets applicable to common stockholders.

µ	Variable or floating rate security. The interest rate shown was the current rate as of 4/30/2016 and changes periodically.

¢	All or a portion of this security was purchased on a delayed delivery basis.

^^	All or a portion of this security had not settled as of 4/30/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

‡	Defaulted security.

a	Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

c	Payment-in-kind (PIK) security. Security has the ability to pay in-kind or pay income in cash. When applicable, separate rates of such payments are disclosed.

d	Represents 7-day effective yield as of 4/30/2016 .

e	Includes the impact of the Fund’s open positions in derivatives at 4/30/2016.

See Notes to Financial Statements	22

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
April 30, 2016
Assets
Investments in securities, at value* (Note A)-see Schedule of Investments:
Unaffiliated issuers	$367,348,381
Cash collateral segregated for interest rate swaps	662,152
Interest receivable	6,124,598
Receivable for securities sold	1,303,692
Prepaid expenses and other assets	172,944
Total Assets	375,611,767
Liabilities
Notes payable (Note A)	90,000,000
Mandatory Redeemable Preferred Shares, Series B ($25,000 liquidation value per share; 1,400 shares issued
and outstanding) (Note A)	35,000,000
Payable for variation margin on centrally cleared interest rate swaps (Note A)	209,164
Distributions payable-preferred shares	91,348
Distributions payable-common stock	28,297
Payable for securities purchased	6,808,322
Payable to investment manager (Note B)	178,164
Payable to administrator (Note B)	14,847
Interest payable	141,895
Accrued expenses and other payables	107,347
Unfunded Loan Commitments (Note A)
Total Liabilities	132,579,384

Net Assets applicable to Common Stockholders	$243,032,383

Net Assets applicable to Common Stockholders consist of:
Paid-in capital-common stock	$285,900,729
Undistributed net investment income	151,327
Accumulated net realized gains (losses) on investments	(38,312,663)
Net unrealized appreciation (depreciation) in value of investments	(4,707,010)
Net Assets applicable to Common Stockholders	$243,032,383

Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585

Net Asset Value Per Share Common Stock Outstanding	$12.44
* Cost of Investments	$371,535,795

See Notes to Financial Statements	23

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the Six Months
Ended April 30, 2016
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$11,861,486

Expenses:

Investment management fees (Note B)	1,056,899
Administration fees (Note B)	88,075
Audit fees	31,750
Basic maintenance expense (Note A)	19,891
Custodian and accounting fees	87,543
Insurance expense	6,014
Legal fees	45,097
Stockholder reports	25,929
Stock exchange listing fees	3,141
Stock transfer agent fees	11,686
Interest expense (Note A)	793,067
Distributions to mandatory redeemable preferred shareholders (Note A)	516,409
Directors’ fees and expenses	18,578
Miscellaneous	14,818
Total net expenses	2,718,897
Net investment income (loss)	$9,142,589

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(17,196,965)
Interest rate swaps	(637,170)
Net increase from payment by affiliates (Note B)	2,435

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	12,986,735
Interest rate swaps	358,309

Net gain (loss) on investments	(4,486,656)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$4,655,933

See Notes to Financial Statements	24

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD STRATEGIES FUND INC.
	Six Months Ended
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
Increase (Decrease) in Net Assets Applicable to Common Stockholders:

From Operations (Note A):
Net investment income (loss)	$9,142,589	$19,864,723
Net realized gain (loss) on investments	(17,834,135)	(13,005,880)
Net increase from payment by affiliates (Note B)	2,435	—
Change in net unrealized appreciation (depreciation) of investments	13,345,044	(21,085,808)
Net increase (decrease) in net assets applicable to Common Stockholders
resulting from operations	4,655,933	(14,226,965)

Distributions to Common Stockholders From (Note A):
Net investment income	(9,379,481)	(18,384,196)
Tax return of capital	—	(1,351,795)

Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders	(4,723,548)	(33,962,956)

Net Assets Applicable to Common Stockholders:
Beginning of period	247,755,931	281,718,887
End of period	$243,032,383	$247,755,931
Undistributed net investment income (loss) at end of period	$151,327	$388,219

See Notes to Financial Statements	25

Statement of Cash Flows (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the Six Months
Ended April 30, 2016
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders
resulting from operations	$4,655,933
Adjustments to reconcile net increase in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(101,425,105)
Proceeds from disposition of investment securities	95,698,042
Purchase/sale of short-term investment securities, net	49,110
Decrease in net interest receivable (payable) on interest rate swaps	(349,158)
Increase in receivable (payable) for variation margin on centrally cleared interest rate swaps	458,769
Unrealized depreciation of centrally cleared interest rate swaps	(88,275)
Decrease in interest receivable	332,375
Decrease in prepaid expenses and other assets	18,921
Decrease in receivable for securities sold	2,148,917
Decrease in cash collateral segregated for interest rate swaps	208,568
Increase in accumulated unpaid dividends on preferred shares	6,520
Increase in payable for securities purchased	3,319,196
Increase in interest payable	19,767
Net amortization of premium (discount) on investments	(180,263)
Decrease in accrued expenses and other payables	(87,565)
Unrealized appreciation on securities	(12,986,735)
Unrealized appreciation on interest rate swaps	(358,309)
Net realized loss from investments	17,196,965
Net increase from payments by affiliates (Note B)	(2,435)
Net realized loss from interest rate swaps	637,170
Net cash provided by (used in) operating activities	$9,272,408

Cash flows from financing activities:
Cash distributions paid on common stock	(9,377,239)
Net cash provided by (used in) financing activities	(9,377,239)
Net increase (decrease) in cash	(104,831)

Cash:
Beginning balance	104,831
Ending balance	$0
Supplemental disclosure
Cash paid for interest	$773,300

See Notes to Financial Statements	26

Notes to Financial Statements High Yield Strategies Fund Inc.
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Fund was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Management is the investment manager to the Fund. The Fund’s shares of common stock are listed on the NYSE MKT under the symbol NHS.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4
Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2016, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: gains and losses on interest rate swaps, return of capital distributions, expiration of capital loss carryforwards and non-deductible restructuring costs. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2015, the Fund recorded the following permanent reclassifications:

Accumulated Net
	Undistributed	Realized Gains
	Net Investment	(Losses) on
Paid-in Capital	Income (Loss)	Investments
$(5,011,411)	$(1,565,187)	$6,576,598

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

Distributions Paid From:
		Long-Term		Tax Return of
Ordinary Income		Capital Gains		Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$18,384,196	$22,040,421	$—	$—	$1,351,795	$—	$19,735,991	$22,040,421

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$(17,565,879)	$(20,468,036)	$(110,883)	$(38,144,798)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, distribution payments, mark to market on certain swap contract transactions and capital loss carryforwards.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$4,971,059(1)	$4,089,608

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$7,386,847	$4,020,522

(1)	The capital loss carryforwards shown above includes $4,971,059 expiring in 2016, which was acquired on August 6, 2010 in the merger with Neuberger Berman Income Opportunity Fund Inc. The use of these losses to offset future gains may be limited.

During the year ended October 31, 2015, the Fund had capital loss carryforwards expire of $4,989,077.

5	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities net of refunds recoverable.

6	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2016 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.

On April 29, 2016, the Fund declared a monthly distribution to common stockholders in the amount of $0.08 per share, payable on May 31, 2016 to stockholders of record on May 16, 2016, with an ex-date of May 12, 2016. Subsequent to April 30, 2016, the Fund declared a monthly distribution to common stockholders in the amount of $0.08 per share, payable on June 30, 2016 to stockholders of record on June 15, 2016, with an ex-date of June 13, 2016.

7	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8	Financial leverage: In 2010, the Fund issued 1,087 privately placed perpetual preferred shares (“PPS”) with an aggregate liquidation preference of $27,175,000 and privately placed notes (“PNs”) with an aggregate principal value of $82,610,000. In September 2013, the Fund issued privately placed notes (“New PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B (“MRPS” and, together with the New PNs, “Private Securities”) with an aggregate liquidation preference of $35,000,000 to holders of the PNs and PPS and used the proceeds to redeem and prepay their PNs and PPS and increase the Fund’s leverage.

The New PNs and MRPS have a maturity date of September 18, 2023. The interest on the New PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). Distributions on the MRPS are accrued daily and paid quarterly. The PNs and PPS had these same terms. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

For the six months ended April 30, 2016, the distribution rates on the MRPS ranged from 2.73% to 3.03% and the interest rates on the New PNs ranged from 1.53% to 1.83%.

         The table below sets forth key terms of the MPRS.

	Mandatory			Aggregate
	Redemption	Interest	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
Series B	9/18/23	3.0309%*	1,400	$35,000,000	$35,000,000

*	Floating rate effective for the six months ended April 30, 2016.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the New PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem MRPS or prepay the New PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of MRPS at MRPS Liquidation Value and certain expenses and/or mandatory prepayment of New PNs at par plus accrued but unpaid interest and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on MRPS for two consecutive years.

9	Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10	Derivative instruments: The Fund’s use of derivatives during the six months ended April 30, 2016, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, at April 30, 2016.
The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: The Fund used OTC interest rate swap transactions to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the OTC interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities, or the Fund agrees to pay the swap counterparty a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities in exchange for the counterparty’s paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.

During the six months ended April 30, 2016, the Fund used centrally cleared interest rate swaps to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Certain clearinghouses currently offer clearing for limited types of derivative transactions, principally credit derivatives. In a cleared derivative transaction, a fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the fund’s exposure to the credit risk of the original counterparty. A fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the fund would be required to post in an uncleared derivative transaction. The daily change in valuation for centrally cleared swaps is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily.

For financial reporting purpose unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in the table below.

At April 30, 2016, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally Cleared Interest Rate Swaps	$(519,596)	Payable for variation margin on centrally cleared
		interest rate swaps(1)
Total Value - Liabilities	$(519,596)

(1)	“Centrally Cleared Interest Rate Swaps” reflects cumulative unrealized appreciation or (depreciation). Only the current day’s variation margin on open centrally cleared interest rate swaps is reported within the Statement of Assets and Liabilities as “Payable for variation margin on centrally cleared interest rate swaps (Note A).”

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2016, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$(637,170)	Net realized gain (loss)
Total Realized Gain (Loss)	$(637,170)	on: interest rate swaps

Change in Appreciation (Depreciation)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$358,309	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$358,309	(depreciation) in value of: interest rate swaps

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. At April 30, 2016, the Fund had no derivatives eligible for offset or subject to an enforceable master netting or similiar agreement.

11	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the New PNs and the AA rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company (“State Street”) for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

13	Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. As of April 30, 2016, the value of unfunded loan commitments was $4,383,041 pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Charter Communications Operating Holding LLC, First Lien Unsecured Bridge Loan, due 5/21/16	$3,769,415	$3,769,415
Charter Communications Operating LLC, Unsecured Bridge Loan, due 5/23/16	613,626	613,626

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (PPS prior to September 2013) outstanding and borrowings under the New PNs (PNs prior to September 2013) are not considered liabilities. Prior to January 1, 2016, Neuberger Berman Fixed Income LLC (“NBFI”) was the sub-adviser to the Fund, retained by Management pursuant to a Sub-Advisory Agreement to be responsible for developing, implementing and supervising the Fund’s investment program and providing certain administrative services to the Fund, and received a monthly fee paid by Management.

Several individuals who are Officers and/or Directors of the Fund are also employees of Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

In April 2016, the Fund recorded a capital contribution from a portfolio manager in the amount of $2,435. This amount was paid in accordance with Section 16(b) of the Securities Exchange Act of 1934, as amended.

Note C—Securities Transactions:

During the six months ended April 30, 2016, there were purchases and sales of long-term securities (excluding interest rate swap contracts) of $96,390,129 and $91,069,625, respectively.

Note D—Legal Matters:

On June 1, 2015, the Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (REG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, “GM”) to the defendants shortly prior to and after GM’s Chapter 11 bankruptcy filing on June 1, 2009 (the “Petition Date”). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the “Term Loan Agreement”); that the payments occurred both during the ninety (90) days prior to the Petition Date (the “Preference Period”) and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM’s postpetition financing (the “Postpetition Transfers”); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants during the Preference Period (plus interest) under Section 547 of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfers (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. During 2009, the Fund received pay downs from GM in connection with the term loan totaling approximately $3.0 million. The Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. The Fund will incur legal expenses associated with the defense of the lawsuit.

Note E—Legal Entity Consolidation:

Effective January 1, 2016, Neuberger Berman Management LLC (“NBM”) transferred to NBFI its rights and obligations pertaining to all services it provided to the Fund under the Management Agreement and Administration Agreement (the “Agreements”). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (“NBIA”). Additionally, effective January 1, 2016, the Sub-Advisory Agreement between NBM and NBFI was terminated.

NBIA now serves as the Fund’s investment manager and administrator. The investment professionals of NBM, who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Similarly, the investment professionals of NBFI, who provided services to the Fund under the Sub-Advisory Agreement, continue to provide the same services, except that they provide those services pursuant to the Management Agreement. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “—” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$12.68		$14.42	$14.67	$14.03	$13.00	$13.82
Net Investment Income¢	0.47		1.02	1.10	1.15	1.17	1.34
Net Gains or Losses on Securities
(both realized and unrealized)	(0.23)		(1.75)	(0.27)	0.61	1.03	(0.83)
Common Stock Equivalent of Distributions to
Preferred Stockholders From:
Net Investment Income¢	—		—	—	(0.04)	(0.05)	(0.05)
Total From Investment Operations Applicable to
Common Stockholders	0.24		(0.73)	0.83	1.72	2.15	0.46

Less Distributions to Common Stockholders From:
Net Investment Income	(0.48)		(0.94)	(1.08)	(1.08)	(1.12)	(1.28)
Tax Return of Capital	—		(0.07)	—	—	—	—
Total Distributions to Common Stockholders	(0.48)		(1.01)	(1.08)	(1.08)	(1.12)	(1.28)
Voluntary Contribution from Management	0.00		—	0.00	—	—	—
Common Stock Net Asset Value, End of Period	$12.44		$12.68	$14.42	$14.67	$14.03	$13.00
Common Stock Market Value, End of Period	$10.85		$10.69	$13.16	$13.56	$14.18	$13.55
Total Return, Common Stock Net Asset Value†	2.83	%**a	(4.23)%	6.48%[a]	13.18%	17.24%	3.34%
Total Return, Common Stock Market Value†	6.38	%**a	(11.53)%	5.13%[a]	3.51%	13.68%	6.03%

Ratios/Supplemental Data††
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.39	%*	2.02%	1.89%	1.73%	1.81%#	1.75%#
Ratio of Net Expenses§Ø	2.39	%*	2.02%	1.89%	1.73%	1.76%	1.68%
Ratio of Net Investment Income	8.02	%*	7.46%	7.47%	8.02%	8.79%	9.86%
Portfolio Turnover Rate	27	%**	54%	60%	69%	94%	100%
Net Assets Applicable to Common
Stockholders, End of Period (000’s)	$243,032		$247,756	$281,719	$286,658	$274,136	$253,170

Preferred Stock
Preferred Stock Outstanding,¢¢
End of Period (000’s)	$35,000		$35,000	$35,000	$35,000	$27,175	$27,175
Asset Coverage Per Share of Preferred Stock@	$198,660		$202,029	$226,286	$229,815	$277,268	$257,980
Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

Notes Payable
Notes Payable Outstanding, End of Period (000’s)	$90,000		$90,000	$90,000	$90,000	$82,600	$82,600
Asset Coverage Per $1,000 of Notes Payable@@	$4,090		$4,143	$4,520	$4,575	$4,649	$4,395

See Notes to Financial Highlights	35

Notes to Financial Highlights High Yield Strategies Fund Inc. (Unaudited)

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sales of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses during certain of the periods shown.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

§	Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

@	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS (PPS prior to September 18, 2013)) from the Fund’s total assets and dividing by the number of MRPS/PPS outstanding.

@@	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS, the outstanding principal of New PNs (PNs prior to September 18, 2013) and accumulated unpaid liabilities on Private Securities (PPS and PNs prior to September 18, 2013) and New PNs (PNs prior to September 18, 2013)) from the Fund’s total assets and dividing by the outstanding Notes payable balance.

††	Expense ratios do not include the effect of distribution payments to PPS stockholders outstanding. Income ratios include income earned on assets attributable to MRPS (PPS prior to September 18, 2013) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

¢¢	From August 6, 2010 to September 17, 2013, the Fund had 1,087 PPS outstanding. Since September 18, 2013, the Fund has 1,400 MRPS outstanding (see Note A to Financial Statements).

Ø	Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common stockholders was:

Six Months Ended
April 30,	Year Ended October 31,
2016	2015	2014	2013	2012	2011
0.70%	0.51%	0.46%	0.58%	0.69%	0.61%

a	The payments by affiliates received in 2014 and 2016 had no impact on the Fund’s total returns for the year ended October 31, 2014 and six months ended April 30, 2016, respectively.

*	Annualized.

**	Not annualized.

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator	Stock Transfer Agent
Neuberger Berman Investment Advisers LLC	Computershare, Inc.
605 Third Avenue, 2nd Floor	480 Washington Boulevard
New York, NY 10158-0180	Jersey City, NJ 07310
877.461.1899 or 212.476.8800

Sub-Adviser (prior to January 1, 2016)	Plan Agent
Neuberger Berman Fixed Income LLC	Computershare, Inc.
200 South Wacker Drive	P.O. Box 30170
Suite 2100	College Station, TX 77842-3170
Chicago, IL 60601
Overnight correspondence should be sent to:
Custodian	Computershare, Inc.
State Street Bank and Trust Company	211 Quality Circle, Suite 210
One Lincoln Street	College Station, TX 77845
Boston, MA 02111
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security number and account balances
■income and transaction history
■credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Funds’ stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

■open an account or provide account information
■seek advice about your investments or give us your income information
■give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Funds’ stockholder report.

Neuberger Berman Investment Advisers LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

H0547 06/16

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the filing date of the Registrant’s most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By: /s/ Robert Conti
       Robert Conti
       Chief Executive Officer and President

Date: July 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
       Robert Conti
       Chief Executive Officer and President

Date: July 5, 2016

By: /s/ John M. McGovern
       John M. McGovern
       Treasurer and Principal Financial
       and Accounting Officer

Date: July 5, 2016